SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 12, 2002
Date of report (Date of earliest event reported)

ON Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008

(Address of principal executive offices)	(Zip Code)

602-244-6600
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma
Item 9. Regulation FD Disclosures.
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit Number	Description

99.1	ON Semiconductor Corporation’s Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Related to Exchange Act Filings dated August 12, 2002

99.2	ON Semiconductor Corporation’s Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 12, 2002.

Item 9.	Regulation FD Disclosures.

Attached to this current report as Exhibit 99.1 and Exhibit 99.2 are the principal executive officer and principal financial officer of ON Semiconductor Corporation statements under oath dated August 12, 2002 regarding facts and circumstances related to the company’s Exchange Act Filings. These certifications are made pursuant to the June 27, 2002 order from the Securities and Exchange Commission (“SEC”) requiring the same. We have delivered the certificates to the SEC as prescribed in the order. As a result of this current report, we are electing to disclose the above information and the information attached as Exhibit 99.1 and Exhibit 99.2 pursuant to Regulation FD Rules 100-103.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION

(Registrant)

Date: August 12, 2002

By: /S/ G. SONNY CAVE G. Sonny Cave Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	ON Semiconductor Corporation’s Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Related to Exchange Act Filings dated August 12, 2002.

99.2	ON Semiconductor Corporation’s Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 12, 2002.

4